NASDAQ: TGEN Corporate Overview 32nd Annual ROTH Conference March 17, 2020

Senior Management Benjamin Locke Chief Executive Officer President, Chief Operating Robert Panora Officer Bonnie Brown Chief Accounting Officer John Hatsopoulos Lead Director 2

Tecogen – Who We Are Clean Energy Distributed Generation Systems that are: Efficient Industry leading efficiency and reduced exposure to expensive electricity Clean Proprietary near-zero emissions technology, GHG reductions Reliable Real-time monitoring, blackout protection, and improved grid resiliency 3

Proprietary Technology Microgrids Gas Chillers Efficient CHP Resiliency and Savings Cooling/Refrigeration Energy Savings Emissions Clean Energy and Energy Reduction Resiliency From Central Production Criteria Pollutant Elimination Electric Utility On-site utility Powered by Natural Gas, Syngas, RNG, Biogas, LPG, CNG 4

Nationwide Sales and Service Network 11. Toronto, CA ➢ 10 11 Factory Service Centers ➢ Longterm Service contracts ➢ > 3000 manufactured units "U.S. microgrid developer landscape 2019: Market shares and competitive strategies." Tecogen #3: Number of operational microgrids Tecogen #41: Microgrid operational capacity

Diverse Core Customer Base Backlog YE ‘19 2019 Revenue by Stream Broad Sales Pipeline 12.3% Indoor Growing Energy ✓ Direct Sales Effort 47.8% Production 5.8% Multi-Unit 12% Cogeneration Office Building Residential ✓ ESCOs 1.3% Installations Cogeneration21% Recreation 23% 25% ✓ Building Management Installations Companies 13.5% 23% Chillers Health Care Chiller & Other ✓ Engineering Firms Products18% Service 14% ✓ Energy Efficiency 29% Service Energy Contracts Consultants 11.9% Production Education 5.7% 26% Industrial & 9% Manufacturing Stable service revenue provide balance Over 3,000 units to faster growing and more volatile installed to-date product and installation revenues 6

Investment Highlights 2x growth over past 5 years • Record product revenues for 2019 • Record service revenues in 2019 Core Business is Growing • Planned reduction in installation revenues • Increase in sales activity for Ultera emissions technology 2020 Profitability Goal • Improved margins expected in all parts of the business – Parts, 2020 Profitability Manufacturing, Purchasing, Operations, G&A • Expanding service center profitability – 11th Service Center established in Toronto, Canada • Additional Ultera retrofit projects Tremendous Opportunity for Growth Emission Technology Upside • Ultera Near-Zero emission engine technology • Expand Cooling Product Line/Partnership Opportunities • Expand to New Geographies 7

Products and Services Growth

Tecogen

Expanded Chiller Products

- Demonstrated strong growth of chilled water cooling - Tecochill
- Re-launched industrial refrigeration system - Tecofrost
- Plans for high efficiency air source chiller product - TecoAire


INCREMENTAL GROWTH
$1.69 bn
2017
2022

Global HVAC Chiller Outlook 2018 - 2022

Expanding Microgrid Systems for Grid Resiliency

- Increasing need for cost-effective microgrid solutions
- Integrated battery storage, solar compatibility
- Developing InVerde-DC for DC microgrids
- Expanded functionality via UL-1741 SA (“Smart Inverter”)


PG&E
PUBLIC SAFETY
POWER SHUT OFF



Expanding New Geographies

- First international service center in Toronto
- Nascent Mexico, UK fleet ready for expansion
- Partnerships will accelerate expansion

EMERSON Climate Technologies

Vilter

calfrost

HVAC Ambiental, S. de R.L. de C.V.

EuroSite POWER

Tecogen

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Ultera Emissions Growth

- Tecogen – Caterpillar/Mitsubishi partnership
  - Ultera retrofit on Mitsubishi Caterpillar Forklift of America (MCFA) complete
  - "Near zero emissions" certification scheduled for 2020
  - Fleet retrofit project planned for 2020, 2021
- Tecogen – AVL/SWL Vehicle Demonstration
  - Near zero emissions vehicle retrofit at accredited automotive testing facilities
  - Results published in 3 AVL papers*
- Additional engine retrofits
  - Water pumping stations, agricultural engines
  - Other non-road vehicle applications (e.g. airport movers)





NOx CO
70 ppm
CARB CHP CO Standard
CARB CHP NOx Standard
(Note 5)
(Note 5)
Tecogen Ultera
Microturbine
Fuel Cell
Engine BACT
0
5
10
15
20
25
30

AVL SwRI SOUTHWEST RESEARCH INSTITUTE SAE INTERNATIONAL. PROPANE education & research COUNCIL

Tecogen

* SAE 2018-01-0335, *"NOx Reduction Using a Dual-Stage Catalyst System with Intercooling in Vehicle Gasoline Engines Under Real Driving Conditions"*
SAE 3-28-17, *"Development and Testing of the Ultera® Dual Stage Catalyst System on Gasoline-Fueled Light Duty Vehicles (LDV's)"*
SAE 2012-01-1730, *"Exhaust Temperature Control Enhances Dual Stage Catalyst System Performance on Engines Fueled with Low-Pressure Natural Gas"*

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Future Growth Product and Service Growth – Canada, Mexico, Europe • 2020 Canada, Mexico, Caribbean – ongoing w/Calfrost, Vilter • 2021 Western Europe - Initial activity with Eurosite, Vilter • 2022 Eastern Europe – Initial planning Emissions Growth – Retrofit Engines • 2017-2020 – Stationary engine retrofits (Caterpillar, Generac, Ford, GM, Mitsubishi) • 2020-2021 – Forklifts, other off-road gas engine transports • 2021-2022 – Vehicle fleets (e.g. natural gas busses) • 2023-2024 – Integration into new engine systems (OEM) Revenue Growth • 2-3x Revenue growth w/strong margins in Product and Services • Licensing/retrofit revenue for forklift retrofits • Partner/advanced licensing revenue for vehicle retrofits 10

Tecogen Financial Summary Year Ended December 31, YoY 2019 % of $ in thousands 2019 2018 Four steady high margin revenue streams Growth Total Rev Revenue • Product sales – Growing YoY, 2019 record Cogeneration $ 7,073 $ 5,467 29% 21% Chiller 5,905 7,158 -18% 18% • Service contracts – Growing YOY, 2019 record Total Product Revenue 12,978 12,625 3% 39% Service Contracts and Parts 9,802 8,762 12% 29% • Turnkey installations – Cost-effective installation Installation Services 7,506 8,097 -7% 22% Total Service Revenue 17,308 16,859 3% 52% Enery Production 3,141 6,400 -51% 9% • Energy production – Consistent contributor Total Revenue $ 33,427 $ 35,884 -7% 100% Cost of Sales Products $ 8,386 $ 7,798 8% Services 10,808 10,693 1% Steady strong margins Energy Production 1,754 3,801 -54% Total Cost of Sales $ 20,948 $ 22,292 -6% • Core business 35-40% Gross Profit $ 12,479 $ 13,592 -8% 37% • Ultera has significant margin potential – licensing, Net loss $ (4,709) $ (5,709) Net loss excluding GW Impairment $ (1,016) $ (1,318) partnership, and/or direct sales Gross Margin Products 35% 38% Services 38% 37% Aggregate Products and Services 37% 37% EBITDA Cash flows adequate for future Energy Production 44% 41% Overall 37% 38% • Good cash flows from operations • R&D partnerships assist product development 11

Q&A Company Information Tecogen, Inc 45 First Ave Waltham, MA 02451 www.Tecogen.com Contact information Benjamin Locke, CEO 781.466.6402 Benjamin.Locke@Tecogen.com 12